Pricing Supplement No. 10                       Rule 424(b)(2)

Dated:  March 10, 1999                    Registration No. 333-01737

(To Prospectus dated April 24, 1996, and Prospectus Supplement dated
July 2, 1996)

                                 WELLS FARGO & COMPANY
                            (formerly Norwest Corporation)

                              Medium-Term Notes, Series J

                                  Fixed Rate Notes

         Interest payable Sept 15, 1999 and March 15, 2000 and at Maturity


 Aggregate
 Principal       Proceeds     Date of  Maturity   Interest
  Amount        to Company     Issue     Date       Rate          Agent
------------   ------------  --------  --------   --------  -------------------

$500,000,000   $500,000,000  03/15/99  04/10/00    5.225%    Morgan Stanley
------------   ------------  --------  --------   --------  -------------------

------------   ------------  --------  --------   --------  -------------------

------------   ------------  --------  --------   --------  -------------------

--------------------------------------------------------------------------------
Other Terms:  CUSIP #94974BAD2
--------------------------------------------------------------------------------